SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934


                                  July 9, 2003
                       (Date of Earliest Event Reported)


                AIRPLANES LIMITED                   AIRPLANES U.S. TRUST

            (Exact Name of Registrants as Specified in Memorandum of
                        Association or Trust Agreement)


                Jersey, Channel Islands             Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

                33-99970-01                         13-3521640
                (Commission File                    (IRS Employer
                Number)                             Identification No.)


                Airplanes Limited                   Airplanes U.S. Trust
                22 Grenville Street                 1100 North Market Street
                St. Helier                          Rodney Square North
                Jersey, JE4 8PX                     Wilmington, Delaware
                Channel Islands                     19890-0001
                (011 44 1534 609 000)               (1-302-651-1000)

           (Addresses and Telephone Numbers, Including Area Codes, of
                   Registrants' Principal Executive Offices)


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                                Explanatory Note

     This Current Report on Form 8-K/A amends the company's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 7, 2003


                             Item 5. Other Events

     Attached hereto as Exhibit A is a corrected copy of a press release dated July 1, 2003




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                              AIRPLANES LIMITED


Date: July 9, 2003                            /s/ Roy M. Dantzic*
                                              -------------------
                                              Director and Officer


Date: July 9, 2003                            AIRPLANES U.S. TRUST

                                              /s/ Roy M. Dantzic*
                                              -------------------
                                              Controlling Trustee
                                              and Officer

                                              *By: /s/ Gerard Hastings
                                                  --------------------
                                                  Attorney-in-Fact



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                                 EXHIBIT INDEX


Exhibit A    -      Press Release dated July 1, 2003
Exhibit B    -      Power of Attorney for Airplanes Limited
Exhibit C    -      Power of Attorney for Airplanes U.S. Trust